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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                February 8, 1999
                Date of Report (Date of earliest event reported)



                                  ONEOK, Inc.
             (Exact name of registrant as specified in its charter)


         Oklahoma                        1-2572                   73-1520922
(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)

                        100 West Fifth Street, Tulsa, OK
                    (Address of principal executive offices)

                                     74103
                                   (Zip code)

                                 (918) 588-7000
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former name or former address, if changed since last report)
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Item 1.  Not Applicable.

Item 5.  Other Events.

     On February 8, 1999, ONEOK, Inc. (the "Company") consummated an underwritten public offering of $100,000,000 aggregate principal amount of the Company's 6% Debentures Due February 1, 2009. The Offering was made pursuant to a Prospectus Supplement dated February 3, 1999 that supplements the Company's Prospectus dated September 4, 1998 and that relates to the Company's Registration Statement on Form S-3 (SEC File No. 333-62279).

     Additional information with respect to the Offering described herein is set forth in the exhibits hereto.

Item 6.  Not Applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit No.      Description

   (1)(a)        Underwriting Agreement.

   (1)(b)        Price Determination Agreement.

    (4)          Third Supplemental Indenture.


Item 8.  Not Applicable.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on this 8th of February, 1999.

                                    ONEOK, Inc.



                                    By: /s/ Barry D. Epperson
                                        ________________________________________
                                        Vice President, Controller
                                        and Chief Accounting Officer

                                       3
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                                 EXHIBIT INDEX


Exhibit No.      Description

   (1)(a)        Underwriting Agreement.

   (1)(b)        Price Determination Agreement.

    (4)          Third Supplemental Indenture.